                                            EXHIBIT 99.1

             FORM OF LETTER OF TRANSMITTAL
           NATIONAL COMMERCE CAPITAL TRUST I


                 OFFER TO EXCHANGE ITS
 FLOATING RATE CAPITAL TRUST PASS-THROUGH SECURITIES
   (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
   WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES
                      ACT OF 1933
          FOR ANY AND ALL OF ITS OUTSTANDING
  FLOATING RATE CAPITAL TRUST PASS-THROUGH SECURITIES
   (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
    PURSUANT TO THE PROSPECTUS DATED ______, 1997.

-----------------------------------------------------------
 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
 5:00 P.M., NEW YORK CITY TIME, ON ________, 1997 UNLESS
    THE OFFER IS EXTENDED.  TENDERS MAY BE WITHDRAWN
     PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE
                    EXPIRATION DATE.
-----------------------------------------------------------

     The Exchange Agent for the Exchange Offer is:
                 THE BANK OF NEW YORK

BY HAND OR OVERNIGHT DELIVERY:

The Bank of New York
101 Barclay Street
New York, New York 10286
Corporate Trust Services Window
Ground Level
Attn:  Reorganization Section
       Enriquez Lopez


FACSIMILE TRANSMISSIONS: (Eligible Institutions Only)

       (212) 571-3080

       To confirm by telephone or for information call:
       (212) 815-6333

BY REGISTERED OR CERTIFIED MAIL:

The Bank of New York
101 Barclay Street, 7E
New York, New York 10286
Attn:  Reorganization Section
       Enriquez Lopez


       DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN
ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF
THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER
OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A
VALID DELIVERY.  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF
TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF
TRANSMITTAL IS COMPLETED.

       CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN
SHALL HAVE THE SAME MEANING GIVEN THEM IN THE PROSPECTUS
(AS DEFINED BELOW).  YOU ARE ENCOURAGED TO REVIEW THE
SECTION ENTITLED "CERTAIN DEFINED TERMS" IN THE
PROSPECTUS.

       The undersigned acknowledges that he or she has received the Prospectus, dated _________, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), of National Commerce Bancorporation, a Tennessee corporation ("NCBC"), and National Commerce
Capital Trust I, a Delaware business trust (the
"Trust"), and this Letter of Transmittal, which together constitute NCBC's and the Trust's offer (the "Exchange
Offer") to exchange an aggregate liquidation amount of up to $50,000,000 of the Trust's Floating Rate Capital
Trust Pass-through Securities (the "Old Capital

Securities") for a like aggregate liquidation amount of the Trust's Floating Rate Capital Trust Pass-through
Securities (the "New Capital Securities") which have been registered under the Securities Act of 1933 (the
"Securities Act").

       THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ
CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

       This Letter of Transmittal is to be completed by holders of Old Capital Securities either if Old Capital
Securities are to be forwarded herewith or if tenders of Old Capital Securities are to be made by book-entry transfer to an account maintained by The Bank of New
York (the "Exchange Agent") at The Depository Trust
Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Old
Capital Securities" in the Prospectus.

       Holders of Old Capital Securities whose
certificates (the "Certificates") for such Old Capital
Securities are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Capital
Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus.


DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE
DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.  PLEASE READ
THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

       The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

ALL TENDERING HOLDERS COMPLETE THIS BOX

_______________________________________________________
DESCRIPTION OF OLD CAPITAL SECURITIES TENDERED

Name(s) and Address(es) of Registered Holder(s):
  (Please fill in, if blank)


Certificate Number(s)*


Aggregate Liquidation Amount of Old Capital Securities

Liquidation Amount of Old Capital Securities Tendered**

Total Amount Tendered:

_______________________________________________________
*      Need not be completed by book-entry holders.

** Old Capital Securities may be tendered in whole or in part in denominations of $100,000 and integral multiples of $1,000 in excess thereof, provided that if any Old Capital Securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof.
       All Old Capital Securities held shall be deemed tendered unless a lesser number is specified in this column.

_______________________________________________________

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_]    CHECK HERE IF TENDERED OLD CAPITAL SECURITIES ARE
       BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO
       THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH
       DTC AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution: _________________
       DTC Account Number: ____________________________
       Transaction Code Number: _______________________

[_]    CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE
       OF GUARANTEED DELIVERY IF TENDERED OLD CAPITAL
       SECURITIES ARE BEING DELIVERED PURSUANT TO A
       NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO
       THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

       Name of Registered Holders(s): __________________
       Window Ticket Number (if any): __________________
       Date of Execution of Notice of
         Guaranteed Delivery: __________________________
       Name of Institution which Guaranteed
         Delivery: _____________________________________

If Guaranteed Delivery is to be made By Book-Entry
Transfer:

       Name of Tendering Institution: __________________
       DTC Account Number: _____________________________
       Transaction Code Number: ________________________

[_]    CHECK HERE IF TENDERED OLD CAPITAL SECURITIES
       ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND
       NON-EXCHANGED OLD CAPITAL SECURITIES ARE TO BE
       RETURNED BY CREDITING THE DTC ACCOUNT NUMBER
       SET FORTH ABOVE.

[_]    CHECK HERE IF YOU ARE A BROKER-DEALER WHO
       ACQUIRED THE OLD CAPITAL SECURITIES FOR ITS OWN
       ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER
       TRADING ACTIVITIES (A "PARTICIPATING
       BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL
       COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY
       AMENDMENTS OR SUPPLEMENTS THERETO.

       Name: __________________________________________

       Address: _______________________________________

Ladies and Gentlemen:

       Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to NCBC and the Trust the above described aggregate liquidation amount of Old Capital Securities in exchange for a like aggregate liquidation amount of New Capital
Securities.

       Subject to and effective upon the acceptance for exchange of all or any portion of the Old Capital
Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to such Old Capital Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of NCBC and the Trust in connection with the Exchange Offer) with respect to the tendered Old Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to: (i) deliver
Certificates for Old Capital Securities to NCBC or the
Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Capital Securities to be issued in exchange for such Old Capital Securities; (ii) present Certificates for such Old Capital Securities for transfer, and to transfer the Old Capital Securities on the books of the Trust; and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Old Capital
Securities, all in accordance with the terms and conditions of the Exchange Offer.

       THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS
THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO
TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD
CAPITAL SECURITIES TENDERED HEREBY AND THAT, WHEN THE
SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE
GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE
AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND
ENCUMBRANCES, AND THAT THE OLD CAPITAL SECURITIES
TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR

PROXIES.  THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE
AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY NCBC, THE
TRUST OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE
TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE
OLD CAPITAL SECURITIES TENDERED HEREBY, AND THE
UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE
REGISTRATION RIGHTS AGREEMENT.  THE UNDERSIGNED HAS READ
AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

       The name(s) and address(es) of the registered holder(s) of the Old Capital Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Capital Securities. The
Certificate number(s) and the Old Capital Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

       If any tendered Old Capital Securities are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Capital
Securities than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old
Capital Securities will be returned (or, in the case of Old Capital Securities tendered by book-entry transfer, such Old Capital Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

       The undersigned understands that tenders of Old
Capital Securities pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus and in the instructions attached hereto will, upon NCBC's and the Trust's acceptance for exchange of such tendered
Old Capital Securities, constitute a binding agreement among the undersigned, NCBC and the Trust upon the terms and subject to the conditions of the Exchange
Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, NCBC and the Trust may not be required to accept for exchange any of the Old Capital Securities tendered hereby.

       Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Capital
Securities be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Capital
Securities, that such New Capital Securities be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old
Capital Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Capital Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions", please deliver New Capital Securities to the undersigned at the address shown below the undersigned's signature.

       BY TENDERING OLD CAPITAL SECURITIES AND
EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED
HEREBY REPRESENTS AND AGREES THAT (A) THE UNDERSIGNED
IS NOT AN "AFFILIATE" OF NCBC OR THE TRUST, (B) ANY
NEW CAPITAL SECURITIES TO BE RECEIVED BY THE
UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE
OF ITS BUSINESS, (C) THE UNDERSIGNED HAS NO
ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO
PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF
THE SECURITIES ACT) OF NEW CAPITAL SECURITIES TO BE
RECEIVED IN THE EXCHANGE OFFER, AND (D) IF THE
UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS
NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A
DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
ACT) OF SUCH NEW CAPITAL SECURITIES.  BY TENDERING OLD
CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER AND
EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD
CAPITAL SECURITIES WHICH IS A BROKER-DEALER REPRESENTS
AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE
LETTERS ISSUED BY THE STAFF OF THE DIVISION OF
CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE
COMMISSION TO THIRD PARTIES, THAT (X) SUCH OLD CAPITAL
SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS
A NOMINEE, OR (Y) SUCH OLD CAPITAL SECURITIES WERE
ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS
A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING
ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS
AMENDED OR SUPPLEMENTED FROM TIME TO TIME) IN
CONNECTION WITH ANY RESALE OF SUCH NEW CAPITAL
SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY
DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT
BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN
THE MEANING OF THE SECURITIES ACT).

       THE UNDERSIGNED ACKNOWLEDGES THAT THIS EXCHANGE
OFFER IS BEING MADE BY THE COMPANY AND THE TRUST BASED
UPON THE COMPANY'S AND TRUST'S UNDERSTANDING OF AN
INTERPRETATION BY THE STAFF OF THE SECURITIES AND
EXCHANGE COMMISSION (THE "COMMISSION") AS SET FORTH IN
NO-ACTION LETTERS ISSUED TO THIRD PARTIES, THAT THE NEW
CAPITAL SECURITIES ISSUED IN EXCHANGE FOR OLD CAPITAL
SECURITIES BY HOLDERS THEREOF (OTHER THAN TO HOLDERS
THAT ARE "AFFILIATES" OF THE COMPANY OR THE TRUST
WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES
ACT), MAY BE SO ISSUED WITHOUT COMPLIANCE WITH THE
REGISTRATION AND PROSPECTUS DELIVERY PROVISIONS OF THE
SECURITIES ACT, PROVIDED THAT: (i) SUCH HOLDERS ARE
NOT AFFILIATES OF THE COMPANY OR THE TRUST WITHIN THE
MEANING OF RULE 405 UNDER THE SECURITIES ACT; (ii) SUCH
NEW CAPITAL SECURITIES ARE ACQUIRED IN THE ORDINARY
COURSE OF SUCH HOLDERS' BUSINESS; AND (iii) SUCH
HOLDERS ARE NOT ENGAGED IN, AND DO NOT INTEND TO
ENGAGE IN, A DISTRIBUTION OF SUCH NEW CAPITAL
SECURITIES AND HAVE NO ARRANGEMENT OR UNDERSTANDING
WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION
OF SUCH NEW CAPITAL SECURITIES.  HOWEVER, THE STAFF
OF THE COMMISSION HAS NOT CONSIDERED THE EXCHANGE
OFFER IN THE CONTEXT OF A NO-ACTION LETTER AND THERE
CAN BE NO ASSURANCE THAT THE STAFF OF THE COMMISSION
WOULD MAKE A SIMILAR DETERMINATION WITH RESPECT TO
THE EXCHANGE OFFER AS IN OTHER CIRCUMSTANCES.  IF A
HOLDER OF OLD CAPITAL SECURITIES IS AN AFFILIATE OF
THE COMPANY, OR IS ENGAGED IN OR INTENDS TO ENGAGE
IN A DISTRIBUTION OF THE NEW CAPITAL SECURITIES OR
HAS ANY ARRANGEMENT OR UNDERSTANDING WITH RESPECT
TO THE DISTRIBUTION OF THE NEW CAPITAL SECURITIES
TO BE ACQUIRED PURSUANT TO THE EXCHANGE OFFER, SUCH
HOLDER COULD NOT RELY ON THE APPLICABLE
INTERPRETATIONS OF THE STAFF OF THE COMMISSION AND
MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS
DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN
CONNECTION WITH ANY SECONDARY RESALE TRANSACTION.

       NCBC AND THE TRUST HAVE AGREED THAT, SUBJECT TO
THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE
PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM
TIME TO TIME, MAY BE USED BY A PARTICIPATING
BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH
RESALES OF NEW CAPITAL SECURITIES RECEIVED IN EXCHANGE
FOR OLD CAPITAL SECURITIES, WHERE SUCH OLD CAPITAL
SECURITIES WERE ACQUIRED BY SUCH PARTICIPATING

BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF
MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES,
FOR A PERIOD ENDING ONE YEAR AFTER THE EXPIRATION DATE
(SUBJECT TO EXTENSION UNDER CERTAIN LIMITED
CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF
EARLIER, WHEN ALL SUCH NEW CAPITAL SECURITIES HAVE
BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER.
IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED OLD
CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF
MARKET-MAKING OR OTHER TRADING ACTIVITIES (A
"PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OLD
CAPITAL SECURITIES AND EXECUTING THIS LETTER OF
TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM
NCBC OR THE TRUST OF THE OCCURRENCE OF ANY EVENT OR
THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT
CONTAINED OR INCORPORATED BY REFERENCE IN THE
PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH
CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT
NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR
INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE
CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT
MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER
EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT,
SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE
OF NEW CAPITAL SECURITIES PURSUANT TO THE PROSPECTUS
UNTIL (A) NCBC AND THE TRUST HAVE AMENDED OR
SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH
MISSTATEMENT OR OMISSION AND HAVE FURNISHED COPIES OF
THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE
PARTICIPATING BROKER-DEALER OR (B) NCBC OR THE TRUST
HAS GIVEN NOTICE THAT THE SALE OF THE NEW CAPITAL
SECURITIES MAY BE RESUMED, AS THE CASE MAY BE. IF NCBC
OR THE TRUST GIVES SUCH NOTICE TO SUSPEND THE SALE OF
THE NEW CAPITAL SECURITIES, IT SHALL EXTEND THE ONE
YEAR PERIOD REFERRED TO ABOVE DURING WHICH
PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE
PROSPECTUS IN CONNECTION WITH THE RESALE OF NEW
CAPITAL SECURITIES BY THE NUMBER OF DAYS DURING THE
PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF
SUCH NOTICE TO AND INCLUDING THE DATE WHEN
PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED
COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS
NECESSARY TO PERMIT RESALES OF THE NEW CAPITAL
SECURITIES OR TO AND INCLUDING THE DATE ON WHICH NCBC
OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF NEW
CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE.

       Holders of Old Capital Securities whose Old
Capital Securities are accepted for exchange will not receive accumulated Distributions on such Old Capital
Securities for any period from and after the last
Distribution Payment Date to which Distributions have been paid or duly provided for on such Old Capital Securities prior to the original issue date of the New Capital Securities or, if no such Distributions have been paid or duly provided for, will not receive any accumulated Distributions on such Old Capital
Securities, and the undersigned waives the right to receive any Distributions on such Old Capital Securities accumulated from and after such Distribution Payment Date or, if no such Distributions have been paid or duly provided for, from and after March 27, 1997.

       All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

       THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED
"DESCRIPTION OF OLD CAPITAL SECURITIES" ABOVE AND BY
SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE
OLD CAPITAL SECURITIES AS SET FORTH IN SUCH BOX
HOLDER(S) SIGN HERE (SEE INSTRUCTIONS 2, 5 AND 6)
(PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE ___) (NOTE:
SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY
INSTRUCTION 2):

       Must be signed by registered holder(s) exactly as
name(s) appear(s) on Certificate(s) for the Old Capital
Securities hereby tendered or on a security position
listing, or by any person(s) authorized to become the
registered holder(s) by endorsements and documents
transmitted herewith (including such opinions of
counsel, certifications and other information as may be
required by the Trust or the Exchange Agent for the Old Capital
Securities to comply with the restrictions on transfer
applicable to the Old Capital Securities).  If signature
is by an attorney-in-fact, executor, administrator,
trustee, guardian, officer of a corporation or another
acting in a fiduciary capacity or representative
capacity, please set forth the signer's full title.  See
Instruction 5.
________________________________________

________________________________________
(SIGNATURE(S) OF HOLDER(S))

Date:  ________________________, 1997

Name(s): _______________________________

         _______________________________
           (PLEASE PRINT)

Capacity (full title): ________________________________

Address:    ___________________________________________

            ___________________________________________

            ___________________________________________
                      (INCLUDE ZIP CODE)

Area Code and Telephone Number: _______________________

_______________________________________________________
(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBERS(S))

GUARANTEE OF SIGNATURE(S)(SEE INSTRUCTIONS 2 AND 5):



_______________________________________
(AUTHORIZED SIGNATURE)

Date:  ________________________, 1997

Name of Firm: ________________________________________

Capacity (full title): _______________________________
                             (PLEASE PRINT)

Address:    ___________________________________________

            ___________________________________________

            ___________________________________________
                      (INCLUDE ZIP CODE)

Area Code and Telephone Number: _______________________


SPECIAL ISSUANCE INSTRUCTIONS: (SEE INSTRUCTIONS 1, 5
AND 6)

To be completed ONLY if New Capital Securities or Old
Capital Securities that are not tendered are to be issued in the name of someone other than the registered holder(s) of the Old Capital Securities whose name(s) appear(s) above.

Issue

[_]      Old Capital Securities not tendered to:

[_]      New Capital Securities, to:

Address:    ___________________________________________

            ___________________________________________

            ___________________________________________
                      (INCLUDE ZIP CODE)

Area Code and Telephone Number: _______________________

_______________________________________________________
(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBERS(S))

SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1, 5 AND
6):

To be completed ONLY if New Capital Securities or Old
Capital Securities that are not tendered are to be sent to someone other than the registered holder(s) of the Old
Capital Securities whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail

[_]      Old Capital Securities not tendered to:

[_]      New Capital Securities, to:

Address:    ___________________________________________

            ___________________________________________

            ___________________________________________
                      (INCLUDE ZIP CODE)

Area Code and Telephone Number: _______________________

_______________________________________________________
(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBERS(S))

                     INSTRUCTIONS
             FORMING PART OF THE TERMS AND
           CONDITIONS OF THE EXCHANGE OFFER

       1.  DELIVERY OF LETTER OF TRANSMITTAL AND
CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.  This
Letter of Transmittal is to be completed either if (a)
Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The
Exchange Offer--Procedures for Tendering Old Capital
Securities" in the Prospectus. Certificates, or timely book-entry confirmation of a book-entry transfer of such Old Capital Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. The term "book-entry confirmation" means a timely written confirmation from DTC of book-entry transfer of Old Capital Securities into the Exchange Agent's account at DTC. Old Capital
Securities may be tendered in whole or in part in the principal amount of $100,000 (100 Capital Securities) and integral multiples of $1,000 in excess thereof, provided that, if any Old Capital Securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 (100 Capital
Securities) or any integral multiple of $1,000 in excess thereof.

       Holders who wish to tender their Old Capital
Securities and (i) whose Old Capital Securities are not immediately available or (ii) who cannot deliver their Old Capital Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Capital
Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange
Offer--Procedures for Tendering Old Capital Securities" in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible
Institution (as defined below); (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (c) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Capital Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange
Agent within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange
Offer--Procedures for Tendering Old Capital Securities" in the Prospectus.

       The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Capital Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed
Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association. THE
METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF
TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE
OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE
DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED
BY THE EXCHANGE AGENT.  IF DELIVERY IS BY MAIL,
REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY
INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED.
IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO
ENSURE TIMELY DELIVERY.

       Neither NCBC nor the Trust will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

       2.  GUARANTEE OF SIGNATURES.  No signature
guarantee on this Letter of Transmittal is required if:

       (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Capital Securities) of Old Capital Securities tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

       (ii) such Old Capital Securities are tendered for the account of a firm that is an Eligible Institution.

       In all other cases, an Eligible Institution must
guarantee the signature(s) on this Letter of
Transmittal.   See Instruction 5.

       3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Capital
Securities" is inadequate, the Certificate number(s) and/or the principal amount of Old Capital Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

       4.  PARTIAL TENDERS AND WITHDRAWAL RIGHTS.
Tenders of Old Capital Securities will be accepted only in the principal amount of $100,000 (100 Capital
Securities) and integral multiples of $1,000 in excess thereof, provided that if any Old Capital Securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 (100 Capital
Securities) or any integral multiple of $1,000 in excess thereof. If less than all the Old Capital
Securities evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old
Capital Securities which are to be tendered in the box entitled "Principal Amount of Old Capital Securities
Tendered (if less than all)." In such case, new
Certificate(s) for the remainder of the Old Capital
Securities that were evidenced by your old
Certificate(s) will only be sent to the holder of the Old Capital Security, promptly after the Expiration
Date unless the appropriate boxes on this Letter of Transmittal are completed. All Old Capital Securities represented by Certificates delivered to the Exchange
Agent will be deemed to have been tendered unless otherwise indicated.

       Except as otherwise provided herein, tenders of Old Capital Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date.
Any such notice of withdrawal must specify the name of the person who tendered the Old Capital Securities to be withdrawn, the aggregate liquidation amount of Old Capital
Securities to be withdrawn, and (if Certificates for Old
Capital Securities have been tendered) the name of the registered holder of the Old Capital Securities as set forth on the Certificate for the Old Capital Securities, if different from that of the person who tendered such Old Capital Securities. If Certificates for the Old
Capital Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old
Capital Securities, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Capital Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old
Capital Securities tendered for the account of an Eligible Institution. If Old Capital Securities have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Old Capital Securities," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old
Capital Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Withdrawals of tenders of Old Capital Securities may not be rescinded. Old
Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--
Procedures for Tendering Old Capital Securities."

       All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by NCBC and the Trust, in their sole discretion, whose determination shall be final and binding on all parties. NCBC and the Trust, any affiliates or assigns of NCBC and the Trust, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Capital Securities which have been tendered but which are withdrawn on or prior to the Expiration Date will be returned to the holder thereof without cost to such holder promptly after withdrawal.

       5.  SIGNATURES ON LETTER OF TRANSMITTAL,
ASSIGNMENTS AND ENDORSEMENTS.  If this Letter of

Transmittal is signed by the registered holder(s) of the Old Capital Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

       If any of the Old Capital Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

       If any tendered Old Capital Securities are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

       If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to NCBC and the Trust, in their sole discretion, of each such person's authority to so act.

       When this Letter of Transmittal is signed by the registered owner(s) of the Old Capital Securities listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Capital Securities are to be issued in the name of a person other than the registered holder(s).
Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

       If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old
Capital Securities listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as NCBC, the Trust or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the Old Capital Securities. Signatures on such
Certificates or bond powers must be guaranteed by an Eligible Institution.

       6.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.
If New Capital Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Capital Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old
Capital Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

       7. IRREGULARITIES. NCBC and the Trust will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility
(including time of receipt) and acceptance for exchange of any tender of Old Capital Securities, which determination shall be final and binding on all parties. NCBC and the Trust reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to NCBC and the Trust, be unlawful. NCBC and the Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old
Capital Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. NCBC's and the Trust's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Capital Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. NCBC, the Trust, any affiliates or assigns of NCBC, the Trust, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

       8.  QUESTIONS, REQUESTS FOR ASSISTANCE AND
ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange
Agent or from your broker, dealer, commercial bank, trust company or other nominee.

       9.  31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9.
Under U.S. Federal income tax law, a holder whose tendered Old Capital Securities are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number
("TIN") on the Substitute Form W-9 below.  If the
Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Capital Securities exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

       The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification
Number below in order to avoid backup withholding.
Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification
Number is completed, the Exchange Agent will withhold
31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The
Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute
Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

       The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Capital Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Capital Securities. If the Old Capital
Securities are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer
Identification Number on Substitute Form W-9" for additional guidance on which number to report.

       Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status.
Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on
Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

       Backup withholding is not an additional U.S.
Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

       10. WAIVER OF CONDITIONS. NCBC and the Trust reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

       11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Capital
Securities, by execution and delivery of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Capital
Securities for exchange.

       12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Capital Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

       13. SECURITY TRANSFER TAXES. Holders who tender their Old Capital Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Capital Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old
Capital Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old

Capital Securities in connection with the Exchange
Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE
THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE
RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M.,
NEW YORK CITY TIME, ON THE EXPIRATION DATE.

               _________________________


TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
  (SEE INSTRUCTION 9)

PAYER'S NAME:  THE BANK OF NEW YORK

______________________________________________________
SUBSTITUTE FORM W-9  DEPARTMENT OF THE TREASURY,
INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)
AND CERTIFICATION

______________________________________________________
PART 1-PLEASE PROVIDE YOUR TIN ON THE LINE AT RIGHT AND
CERTIFY BY SIGNING AND DATING BELOW

TIN:   _______________________________________________
       Social Security Number or Employer
       Identification Number

______________________________________________________

PART 2 Awaiting TIN  [_]
______________________________________________________

CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY
THAT:

(1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because (i) I am exempt from backup withholding,

       (ii) I have not been notified by the Internal
       Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and

(3) any other information provided on this form is true and correct.

Signature: _____________________________

Date: ___________, 1997
______________________________________________________

You must cross out item (iii) in Part (b) above if you
have been notified by the IRS that you are subject to
backup withholding because of underreporting interest or
dividends on your tax return and you have not been
notified by the IRS that you are no longer subject to
backup withholding.
______________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN
CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF
31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE
OFFER.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF
YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

______________________________________________________
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

       I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New Capital
Securities shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue
Service until I provide a taxpayer identification number.

Signature:  ___________________________________

Date:  ____________________, 1997